UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                               January 19, 2005
                  ------------------------------------------
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


             Wisconsin                      001-13615          22-2423556
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  (State or other Jurisdiction             (Commission         (IRS Employer
        of Incorporation)                    File No.)       Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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         (Address of principal executive offices, including zip code)

                                (770) 829-6200
             -----------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 21, 2005, Rayovac Corporation (the "Company"), ROV Holding, Inc. and Rovcal, Inc. entered into a Purchase Agreement (the "Purchase Agreement") with Banc of America Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated (the "Initial Purchasers") pursuant to which the Initial Purchasers have agreed to purchase an aggregate principal amount of $700,000,000 of the Company's 7 3/8% Senior Subordinated Notes due 2015 at a purchase price of 98.375% of the principal amount thereof.

Each of Bank of America, N.A., an affiliate of Banc of America Securities LLC, Citicorp North America, Inc., an affiliate of Citigroup Global Markets Inc., Merrill Lynch Capital Corporation, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated and LaSalle Bank, N.A., an affiliate of ABN AMRO Incorporated, is a lender to Rayovac under its existing senior credit facilities and is expected to serve as a lender under its anticipated new senior credit facilities currently being negotiated.

This description of the Purchase Agreement does not purport to be a complete statement of the parties' rights thereunder and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as
Exhibit 1.1.

Item 8.01. OTHER EVENTS.

On January 20, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

                    Exhibit
                    Number          Description of Exhibit
                    -------         ----------------------

                      1.1 Purchase Agreement dated as of January 21, 2005 by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated.

                     99.1 Press Release dated January 20, 2005 issued by Rayovac Corporation.

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 24, 2005                RAYOVAC CORPORATION



                                       By:  /s/ Randall J. Steward
                                            ------------------------------------
                                            Name:   Randall J. Steward
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX


                    Exhibit
                    Number          Description of Exhibit
                    -------         ----------------------

                      1.1 Purchase Agreement dated as of January 21, 2005 by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated.

                     99.1 Press Release dated January 20, 2005 issued by Rayovac Corporation.